Exhibit 10.30

UNIVERSITY of HOUSTON | RESEARCH

EXCLUSIVE LICENSE AGREEMENT

This License Agreement ("Agreement"), is made and entered into on ***12/9/2021***, (the "Effective Date") between the University of Houston ("UH"), an agency of the State of Texas pursuant to Chapter 111, Texas Education Code, and having offices at the Office of Technology Transfer and Innovation, E. Cullen Bldg., Room 316, 4800 Calhoun St., Houston, TX 77204, and ***Rare Resource Recycling Inc. dba REEcycle Inc.*** ("LICENSEE"), having its principal office at ***8310 Castleford Ste. Ste. 320, Houston, TX, 77040***. The signatories to this Agreement shall be collectively referred to as the "Parties" and individually as a "Party", as applicable.

RECITALS:

WHEREAS, UH is the owner by assignment from ***Allan Jacobson and Pradeep Samarasekere*** of their entire right, title, and interest in the PATENT RIGHTS (as herein defined); and

WHEREAS, UH is committed to a policy that ideas and creative works produced at UH or produced using UH resources, including the PATENT RIGHTS, should be used for the greatest possible public benefit; and

WHEREAS, UH accordingly believes that reasonable incentive should be provided for the prompt introduction of those ideas into public use, in a manner consistent with the public interest; and

WHEREAS, LICENSEE desires to secure an ***exclusive, worldwide*** license to use, develop, manufacture, market, and exploit the PATENT RIGHTS.

NOW, THEREFORE, in consideration of the monetary consideration set forth herein and of the terms, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, UH and LICENSEE, hereby agree as follows:

ARTICLE 1 - DEFINITIONS

For the purposes of this Agreement, the following words and phrases mean the following:

1.1 AFFILIATE means, with respect to each party, any entity that controls, is controlled by, or is under common control with said party. An entity shall be deemed to have control of another entity if it owns directly or indirectly a majority of the voting shares of or is entitled directly or indirectly to appoint a majority of the directors of the other entity.

1.2 ANNUAL PAYMENT DEADLINE means the day that is 30 days after the last day of any particular CONTRACT YEAR.

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HOUSTON DOR.OIPM.03 - License Agreement unlocked Form updated J une 11, 2019 1.3 CONF I DENTIAL INFORMATION means all information that is of a confidential and proprietary nature to UH or LICENSEE and provided by one Party to the other Party under this Agreement, either in writing or orally . CONF ID ENTIAL INFORMATION includes any type of information, includingbut not limited to, processes, formulations, formulas, ideas, know - how, specifications, unpublished research studies, laboratory notebooks, manufacturing and production processes and techniques, computer software, data, drawings, specifications, plans, financial, marketing, and business data, pricing and cost information, busi n ess and marketing plans, and customer and supplier lists . CONFIDENTIAL INFORMATION shall not include information excluded under Article 10 herein . 1.4 CONTRACT YEAR means the twelve - month period ending on December 31 , or any stub period thereof at the commencement of this Agreement or the expiration of this Agreement , 1.5 COMPANY FUNDING means any and all 3 rd party infusion of capital into COMPANY in excess of at l east $500,000. 1.6 EQUITY RELATED FUNDING means any funding received by COMPANY for the purchase of issue d or newly issued shares in the COMPANY . 1. 7 FlELD OF USE means rare earth element recovery, reclamation, and rec ycling . 1.8 LICENSED PROCESSES means any process covered by a VALID CLAIM of the PATENT RIGHTS or requiring the use of any UH TECHNICAL INFORM ATION . 1 .9 LICENSED PRODUCTS means any product covered by a VALID CLAIM of the PATENT RIGHTS ( regardles s of where in the TERRITORY the product is manufactured, used, offered for sale, or sold) ; or any product which is made in the TERRITORY using a process or machine covered by a VALID CLAIM of the PATENT RIGHTS (regar d less of where i n the TERRITORY the product is made) ; or any product made in the TERRITORY using UH TECHNICAL INFORMATION . 10. LICENSED SERV I CES means performance of a service for any consideration using a LICENSED PRODUCT, or the pra ct ic e of a LICENSED PROCESS . For darity, research and deve l opment of LICENSED PRODUCTS by LICENSEE, its AFFILIATES, or a SUBLICENSEE, or research and development using LICENSED PROCESSES by LICENSEE, its AFFILIATES, or a SUBLICENSEE, does not constitute a LICENSED SERVICE . 11. NET SALES means the amount billed or invoiced on sales of LICENSED PRODUCTS, uses of LICENSED PROCESSES, and/or sales of LICENSED SERVICES less :

HOUSTON DOR.OIPM.03 - License Agreement unlocked Form updated J une 11, 2019 a. Cus t omar y trade, quantity or cash discounts, and non - affiliated brokers' or agents' commissions actually a l lowed and taken ; b. Amounts repaid or credited because of rejection or retur n ; and c. To the extent separately stated on purchase orders, i nvoices, or other documents of sale, taxes levied on a n d other governmenta l charges made as to production, sale , transportation, delivery, or use and paid by or on behalf of UCENSEE . 12. NON - R O YALTY SUBLICENSE CONSIDERATION means sublicense issue fees, sublicense maintenance fees, sublicense milestone payments, and similar non - royalty payments made by SUBLICENSEES to LICENSEE on account of sublicenses pu r suant to this Agreement . 13. PATENT RIGHTS means (i) the issued patent(s) and/or patent app l ication(s) listed in Appendix A, (ii) any US or foreign patents or patent applications that claim priority to the patent(s) and/or patent application(s) listed in Append i x A, including continuations, continuat i o n s - in - p art , div i sionals, re i ssues, or reexaminations ; (ii) any US or foreign patent(s) or patent applications to which any of the foregoing patent(s) or patent applications claim priority , and (iii) any other US or foreign patent(s) or patent applications claiming priority to a n y of the foregoing patent(s) or patent applications . For avoidance of doubt, the PATENT RIGHTS do not i nclude any patents or patent applications outside the chain of priority of the foregoing identified patents or patent applications, including but not limited to patents or patent applicat i ons that claim improvements to the technologies claimed in a n y of the foregoing identified patents or patent app l ications . 14. SUBLICENSEE means any entity to whom an express sublicense has been granted under Article 2 . 4 . 15. TERRITORY means wo r ldw i d e . 16. TERM OF AGREEMENT means, unless otherwise indicated herein, the time from the Effective Date until the date of expiration of the last to exp i re or become abandoned of the PATE N T RIG HTS . 17. UH TECHNICAL INFORMATION means the CONF I DENTIALINFORMATION of UH related to the PATENT RIGHTS withi n the FIELD OF USE , and that was developed by Allan Jacob so n and Pra de e p Samara s e ker e including but not limited to, the CONFIDENTIAL INFORMATION arising out the patent applications, patents, and other subject matter listed in Appendix A .

18. VALID CLAIM means a claim of (i) an issued patent under the PATENT RIGHTS which has not been declared inval id in a court of appropriate jurisdiction, or (ii) a pending patent application under the PATENT RIGHTS which is beingdiligently prosecuted by or on behalf of UH. 19. MAGNET ACQUISITION COSTS means the actual cost to LICENSEE of purchasing a nd preparing magnets from supplier(s) to be used for extracting rare earth elements using LICENSED INVENTION R I GHTS . Magnet acquisition costs include the additional costs to further prepare for rare earth element extraction, including the specific costs of 1 ) shipping of magnets to LICENSEE ; 2 ) demagnet i zation ; 3 ) removal of the perma l loy brackets ; 4 ) removal of the magnet coating ; and 5 ) the sizing and reduction of the magnets to the particle sizes required by the LICENSED INVENT I ON RIGHTS . In no event however shall the specific costs 1 ) through 5 ) reduce Net Sales by more than 30 % of the value of Net Sales without the specific costs 1 ) through 5 ) included . ARTICLE 2 - LICENSE GRANT AND TERM DOR.QIPM.03 - License Agreement unlocked Form updated June 11, 2019 2.1 License Grant - UH grants to LICENSEE an exclusive, worldwide license under the PATENT RIGHTS and UH TECHNICAL INFORMATION to make, have made, use, offer for sale, sell, or l ease the LICENSED PRODUCTS and LICENSED SERVICES, and to use or lease the LICENSED PROCESSE , S within the TERRITORY in the FIELD OF USE during the TERM OF THIS AGREEMENT . No other rights or licenses under the PATENT R I GHTS and UH TECHNICAL INFORMATION are granted hereunder except as explicitly set forth in Article 2 of this Agreement . a . All rights under this license grant are specifically subject to (i) the payment by LICENSEE to UH of all consideration required under this Agreement, (ii) UH's Board of Regents Policies, University of Houston System including Section 111 , Paragraph 21 . 08 on Intellectual Property, and (iii) any rights of, or obl igati ons to, the Government, as set forth in Section 12 . 1 . 2.2 Reservation of Rights - UH reserves al l rights not expressly granted and disclaims the grant of any implied license rights . In addition, UH shall retain a non - exclusive right and license to make and use LICENSED PRODUCTS, LICENSED PROCESSES, LICENSED SERVICES, PATENT RIGHTS, or UH TECHNICAL INFORMATION in the FIELD OF USE during the TERM OF THIS AGREEMEN T, for : a. Publishing the scientific findings from any related research; b. Education, patient care, research, teaching, and other educationally - related purposes; and

UN DOR.OIPM . 03 - License Agreement un l ocked Form updated June 11, 20 1 9 HOUSTON c . Granting rights to 1 ahd transfer material embodiments of, the LICENSED PRODUCTS, LICENSED PROCESSES, LICENSED SERVICES, PATENT RIGHTS, or UH TECHNICAL INFORMATION i n the FIELD OF USE during the TERM OF THIS AGREEMENT to other academic institutions or non - profit research institutions for the purposes identified in Articles 2 . 2 (a) - 2 . 2 (b) . 2.3 Affiliat e License - LICENSEE may extend the license granted herein to any AFFILIATE provided that the AFFILIATE agrees in writing to be bound by this Agreement to the same extent as LICENSEE, and provided that UH consents to the extension of the license . For the sake of clarity, any specific reference to "LICENSEE" herein shall include such AFFILIATE regardless of whether a specific reference to "AFFILIATE" is made in such provision . LICENSEE agrees to deliver such written agreement to UH within 30 calendar days following execution . 2.4 Sublicenses - LICENS EE has the right to grant sublicenses under Article 2 . 1 to third parties, subject to UH's approval, which approval shall not be unreasonably wit hheld . The rightto sublicense is subject to the following : a. A sublicense agreement shal l not exceed the scope and rights granted to LICENSEE hereunder . SUBLICENSEE must agree in wrrting to be bound by the applicable terms and conditions of this Agreement ; b. SUBLICENSEE is prohibited from granting further sublicenses; c. LICENSEE shall deliver to UH a true, complete, and correct copy of each sublicense agreement granted by LICENSEE or AFFILIATE, and any modification or termination thereof, within 30 days following the applicable execution, modific ation, or termination of such sublicense agreement . UH's receipt of such sublicense shall not constitute an approval of such su blicense or a waiver of any of UH's rights or LICENSEE'S obligations hereunder ; d. If LICENSEE becomes subject to an Insolvency Event, UH's proportionate share of all payments then or thereafter due and owing to LICENSEE from its SUBLICENSEES for the sublicense of the PATENT RIGHTS and UH TECHNICAL INFORMATION shall upon notice from UH to any such SUBLICENSEE become payable directly to UH for the account of LICENSEE ; provided however, that UH shall remit to LICENSEE the amount by which such payments exceed the amounts owed by LICENSEE to UH ; e. Notwithstanding any such sublicense agreement, LICENSEE will remain primarily liable to UH for all of the LICENSEE ' S duties and obligations contained in th is Ag reement . Any act or omission of a SUBLICENSEE that would be a breach of this Agreement if performed by LICE N SEEwill be deemed to be a breach by LICENSEE of

N DOR.OIPM . 03 - License Agreement un l ocked Form updated June 11, 20 1 9 HOUSTON this Agreement . Each sublicense agreement w i ll contain a right of termination by LICENSEE in the event that the SUBLICENSEE breaches the payment or reporting obligations affecting UH or any other terms and conditions of the sublicense agreement that would constitute a breach of this Agreement if such acts were performed by LICENSE . EIn the event of such breach by a SUBLICENSEE, and if after a reasonable opportunity to cure as provided in any such sublicense agreement, such SUBLICENSEE fai l s t o cure such breach, then the LICENSEE shall terminate the SUBLICENSEE's sublicense agreement unless UH agrees that such sublicense need not be terminated . S u ch breach by the SUBLICENSEE and termination of a SUBLICENSEE's sublicense agreement shall not affect the term of LICENSEE's l icense hereunder or the sublicense of any non - breaching SUBLICENSEE ; f. I n the event of termination of this Agreement , continued sublicense r ights shall be governed by Article 9.4. ARTIC L E 3 - Diligent Commer cia li zation 3 . 1 LICENSEE by itself, and through its AFFILIATES and SUBLICENSEES, will use commercially reasonable efforts to make LICENSED PRODUCTS and/or LICENSED SERVICES commercially available in the FIELD OF USE w i thin the TERRITORY . Without limiting the foregoing, LICENSEE sha l l : a. maintain a bona fide, funded, ongoing and active research, development, manufacturing, regulatory, marketi n g or sales program (all as commercially reasonable) to make LICENSED PRODUCTS and/or LICENSED SERVICES com mer cial l y available to the pub l ic as soon as commercially practicable ; and b. fulfill the following milestone events by the deadlines indicated: D e adline s Mile s to n e Events 3 DOM Machines Placed in Electronics Recycling Facilities 06/ 202 3 - DDM Placement 1. The demonstration plant to s i ze magnets and remove protective coatings for processing is operational 12/2023 - Magnet Sizin g an d Plating Removal 2. Second source of NdFeB magnets is secured 06/2024 - 2 nd Source of NdFeB 3. 5,000Kg of total REO concentrate produced and sold 06/2025 - REO Concentrate Production 4. 3.2 If the obligations under Article 3.1 are not fulfilled, UH may treat such failure as a breach in accordance with Article 9.2 .

UP I DOR.OIPM . 03 - License Agreement un l ocked Form updated June 11, 20 1 9 HOUSTON ARTICLE 4 - CONSIDERATION AND ROYALTIES 1. Non - Royalty Payments due from LICE NSEE - a. Patent Expenses - LICENSEE shall reimburse UH within 30 days following the receipt of COMPANY FUNDING an amount of $ 45 , 000 for past debt related to patent expenses, including attorneys' fees and patent office fees, related to the preparation, filing, prosecution, and maintenance of the PATENT RIGHTS, as invoiced as of date of execution of CONTRACT . Should COMPANY FUNDING not occur within 90 days following the execution of this agreement, UH will maintain the right to immediately terminate this agreement at no cost or penalty . This amount is the current estimate for past patent expenses based on invoices received by UH through such date . LICENSEE ' s ob l igation to pay all pastand future patent expenses pursuant to Article 7 will notbe limited by the foregoing identified amount . b. Milestone F ees - LICENSEE shall pay the following Milestone Fees by the ANNUAL PAYMENT DEADLINE for the CONTRACT YEAR in which the corresponding milestone events are achieved : Milestone Fees Milestone Events $0 1. 06/2023 - DDM Placement $0 2. 12/2023 - Magnet Sizing and Plating Removal $0 3. 06/ 2024 - 2 nd Source of NdFeB $0 4. 06/2025 - REO Concentrate Production c. Upfront Fee - LICENSEE shall pay to UH a non - ref undab l e license fee in t he sum of $5,000 upon execution of this Agreement. d. Su bli cense Fee s - LICENSEE shall pay sublicense fees in an amount equal to 25 % of NON - ROYALTY SUBLICENSE CONSIDERATION on or before the ANNUAL PAYMENT DEADLINE for the CONTRACT YEAR . 4.2 Royalties - LICENSEE shall pay UH a royalty equal to 3 . 5 % of the NET SALES (minus MAGNET ACQUIS I TION COSTS), payable on or before the ANNUAL PAYMENT DEADLINE for such CONTRACT YEAR . On sales between LICENSEE and its AFFILIATES or SUBLICENSEES for resale, the royalty shall be paid on the resale . 4.3 Minimum Royalties - For each CONTRACT YEAR, LICENSEE shall pay UH a minimum royalty equal on or before the ANNUAL PAYMENT DEADLINE for such CONTRACT YEAR based on the table below . Further more , for each CONTRACT YEAR, the minimum royalty set forth and due under this clause will be reduced by - any royalties paid pursuant to

u DOR.OIPM . 03 - License Agreement un l ocked Form updated June 11, 20 1 9 HOUSTON Article 4 . 2 of this Agreement for such CONTRAC T YEAR . If the royalties u nder Article 4 . 2 of this Agree m ent exceed the minimum royalties owed during such CONTRACT YEAR, then LICENSEE's obligation to pay minimum royalties under this clause shall be considered satisfied . Annual Minimum Royalty Payment Contract Year $1 ,0 00 2023 $2,000 2024 $4,000 2025 & Beyond 4 . 4 Assignm en t Fee - LICENSEE shall pay an assignment fee equal to $0 within 15 days of an assignment of this Agreement pursuant to Article 16.1. 4 .5 Equity Buyout - LICENSEE acknowledges that UH currently owns 10 % of LICENSEE's issued shares from prior licensing agreement . All parties agree that upon COMPANY accepting EQUITY RELATED FUNDING, UH may elect to and request to rece i ve its 10 % share of the tota l EQUITY RELA T ED FUNDING minus the COMPANY's current debt obligations as payment for its issued shares in the company . The total EQUITY RELATED FUNDING minus debt obligations calculated can be no less than 70 % of the total EQUITY RE L ATED FUNDING . UH may request in writing an accounting of any and all obligations the COMPANY designates as a debt as part of this ca l cu l ation and must approve the calculation prior to distribution by Company . UH agrees to not withhold approval for unreasonable purposes . ARTICLE 5 - REPORTING 5.1 LICENSEE shall provide annual written reports on the ANNUAL PAYMENT DEADLINE . The report will be a true and accurate report, certified by an officer of LICENSEE . The report shall set forth for at least the foll ow i ng information from the preceding CONTRACT YEAR : a. The name of the LICENSEE, this Agreement number, and the period covered by the report; b. The name of any AFF ILI ATESand SUBLICENSEES whose activities are also covered by the report ; c. Identification of each LICENSED PRODUCT and LICENSED SERVICE for which any royalty payments have become payable; d. NET SALES segregated on a product - by - product basis, service - by - service basis, and a country - by - country basis, or an affirmative statement that no sales were made . The

UNIVERSITY of HOUSTON | RESEARCH

report shall also itemize the permitted deductions applicable to determine the NET SALES, on a product-by-product, service-by-service, and country-by-country basis;

e. The applicable royalty rate and the amount of royalty due, or affirmative statement that no royalties are due;

f. An affirmative statement of whether any milestones with deadlines in that CONTRACT YEAR under Article 3.1(b) were met or not, including whether the corresponding milestone fees were paid in full under Article 4.1(b);

g. For each milestone declared met in Article 4.1(f), a detailed explanation that demonstrates how the milestone was met. UH may request from LICENSEE further detailed information under this clause, which will not be withheld by LICENSEE and will be provided by LICENSEE within 30 days of such request;

h. For each milestone declared unmet in Article 4.1(f), a detailed explanation of the basis for not meeting the milestone. UH may request from LICENSEE further detailed information under this clause, which will not be withheld by LICENSEE and will be provided by LICENSEE within 30 days of such request;

i. NON-ROYALTY SUBLICENSING CONSIDERATION received by LICENSEE segregated on a SUBLICENSEE-by-SUBLICENSEE basis, or an affirmative statement that none was received;

j. If any consideration was received in currencies other than U.S. dollars, the report shall describe the currency exchange calculations; and

k. Any changes in accounting methodologies used to account for and calculate the items included in the report since the previous report.

5.2 LICENSEE shall report to UH the date of first sale of LICENSED PRODUCT or LICENSED SERVICE in each country within 30 days of occurrence.

5.3 All reports shall be treated as CONFIDENTIAL INFORMATION under this Agreement.

ARTICLE 6 - Payments, Records, and Audits

6.1 **Payments** – All payments due are payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the New York Times or, if not in the Times, then in the Wall Street Journal) on the last working day of each royalty period. Payments shall be without deduction of exchange, collection, or other charges.

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6.2 **Late Payments –** Amounts due under Article 4 that are not paid when due will accrue a late charge from the due date until paid at a rate equal to 18% per year (or the maximum allowed by law, if less). All other amounts that are not paid when due will accrue a late charge from the due date until paid, at a rate equal to 1.5% per month (or the maximum allowed by law, if less).

6.3 **Records –** For a period of no less than six years after the CONTRACT YEAR to which the records pertain, LICENSEE agrees that it and its AFFILIATES and SUBLICENSEES will each keep complete and accurate records of their NET SALES, milestone fees under Article 4.1(b), and NON-ROYALTY SUBLICENSING CONSIDERATION in sufficient detail to enable such payments to be determined and audited.

6.4 **Auditing –** LICENSEE and its AFFILIATES shall permit UH or its representatives, at UH's expense, to periodically examine books, ledgers, and records during regular business hours, at LICENSEE's or its AFFILIATE's place of business, on at least 30 days' advance notice to the extent necessary to verify any payment or report required under this Agreement, including all reports required under Article 5.1. For each SUBLICENSEE, LICENSEE shall obtain such audit rights for UH or itself. If LICENSEE obtains such audit rights for itself, it will promptly conduct an audit of the SUBLICENSEE's records upon UH's request, and LICENSEE will furnish to UH a copy of the findings from such audit. If any amounts due UH have been underpaid, then LICENSEE shall immediately pay UH the amount of such underpayment plus accrued interest due in accordance with Article 6.2 and LICENSEE will pay the cost of such audit. If any reports furnished by LICENSEE are inconsistent with the audit, LICENSEE must explain the basis for the inconsistency within 30 days of notice from UH. Such audits may, at UH's sole discretion, consist of a self-audit by LICENSEE at LICENSEE's expense and certified in writing by an authorized officer of LICENSEE. All information examined pursuant to this Article 6.4 shall be deemed to be the CONFIDENTIAL INFORMATION of the LICENSEE.

6.5 Nothing in Article 6 shall waive UH's right to declare a default under Article 9.2.

ARTICLE 7 - DOMESTIC AND FOREIGN PATENT FILING AND MAINTENANCE

7.1 **Patent Expenses** - Licensee shall reimburse UH the sum of $45,000, outlined in Section 4.1(a), which it has already expended for the preparation, filing, prosecution and maintenance of the patent applications (Appendix A) prior to entering into this agreement. All such future expenses incurred by UH, for so long as, and in such countries as this Agreement remains in effect. For clarity, the out-of-pocket expenses include attorneys' fees and patent office fees. LICENSEE shall pay all patent expenses (except for the payment called for in Article 4.1(a)), including past expenses that have not been

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invoiced as of the date indicated in Article 4.1(a) and future expenses, within 30 days after LICENSEE's receipt of an invoice.

7.2 **Direction of Patent Prosecution** – UH shall control the preparation, filing, prosecution and maintenance of PATENT RIGHTS and other intellectual property rights associated with the PATENT RIGHTS and the UH TECHNICAL INFORMATION. UH is solely responsible for preparing, filing, prosecuting (including without limitation defense of the applications in an interference proceeding, reexamination, post-grant administrative proceeding or associated litigation), and maintaining the PATENT RIGHTS. UH will not seek to substantially narrow the scope of or irrevocably abandon a pending application or an issued patent within the PATENT RIGHTS without obtaining LICENSEE's consent, which will not be unreasonably withheld or delayed. The parties agree that they share a common interest in the prosecution of the PATENT RIGHTS. LICENSEE agrees that any communications between the Parties or their legal counsel regarding the PATENT RIGHTS are intended to and shall remain privileged and confidential communications to the fullest extent allowable by applicable law and ethical standards. UH shall keep LICENSEE fully informed of all actions taken in the preparation, filing, prosecution, issuance, and maintenance of PATENT RIGHTS and will advise LICENSEE before taking any substantive actions in prosecuting the claims of any PATENT RIGHTS sufficiently in advance to permit LICENSEE to comment. UH, absent good faith justification to the contrary, may adopt and employ such comments. UH shall use reasonable efforts to advance the prosecution of pending applications within the PATENT RIGHTS and avoid unreasonable delays in the prosecution of pending applications within the PATENT RIGHTS.

7.3 **Foreign Filing** – in certain circumstances UH may be able to file patent applications that fall within the PATENT RIGHTS in foreign territories. In such circumstances, UH shall try to notify LICENSEE 60 days before any foreign filing deadline. If UH inadvertently fails to provide such notice to LICENSEE that is not a breach of this Agreement. Subject to Article 7.1, UH will file and prosecute a patent application within the PATENT RIGHTS in any country in which LICENSEE, by written notice, requests such filing; provided, however, that: (i) the written notice is received at least 30 days before the applicable national phase filing deadline; and (ii) LICENSEE is not in default of any of its obligations under this agreement as of the date written notice is received by UH. If UH deems that additional foreign filings are in its own strategic interest, UH reserves the rights to make such filings at its own expense.

7.4 **Discontinuing Prosecution** – UH reserves the right to discontinue prosecuting any patent application or maintaining any issued patent that falls within the PATENT RIGHTS during the Term of this Agreement. If UH, at any time during the Term, elects to discontinue prosecuting a patent application or maintaining an issued patent that is included in the PATENT RIGHTS, UH shall notify LICENSEE and shall, if so requested, assign all rights that

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HOUSTON DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 UH may have in the patent application or patent to LICENSEE prior to abandonment . Notwithstanding the apove, UH shall be entitled to a royalty - free, non - exclusive, irrevocable license to make and use products, processes, or services covered by the claims of such patent or patent application for educational and research purposes only and not for any commercial purpose . 7.5 Withdrawal from Paying Patent Costs - If at any time L I CENSEEwishes to no longer pay the expenses of a particular PATENT RIGHT or for patent prosecution in a particular part of the TERRITORY, LICENSEE shall give UH at least 90 days' prior written notice and LICENSEE shall continue to be obligated to pay for the patent costs which reaso nably accrue during said notice period . Thereafter, said patent application or patent will no longer be inclu ded in the PATENT RIGHTS and LICENSEE will have no further rights thereto . ARTICLE 8 - INFRINGEMENT AND LITIGATION 8.1 Notification - I f either UH's designated office for intellectual property management or LICENSEE becomes aware of any infringement or potential infringement of the PATENT RIGHTS, o r any misappropriation of CONFIDENTIAL INFORMATION, each Party shal l promptly notify the other of such in writ ing . 8.2 LICENSEE ' S Enforcem en t Right s - LICENSEE is hereby granted the right to prosecute, seek injunctive relief regarding, and recover damages for a l l past, present, and future infringements of, the PATENT RIGHTS and all past, present, and future misappropriations of UH TECHNICAL INFORMATION at LICENSEE'S own expense . LICENSEE may negotiate licenses with respect to an y such infringements or misappropr ia tions and LICENSEE shall not be obligated to file any legal actions regarding such infringements or misappropriations . LICENSEE shall be responsible for payment of all fees and expenses associated with such enforcement incurred by LICENSEE and incurred by UH in providing cooperation or joining as a party as provided in Article 8 . 4 . LICENSEE shall share equally with UH any monetary recovery for actual damages or punitive damages i n excess of (i) LICENSEE's documented expenses in enforcing the PATENT RIGHTS, including attorneys' fees and costs, (ii) any compensation owed by LICENSEE to UH under Article 4 and Article 7 , and (ii i) amounts actually reimbursed by LICENSEE to UH under this Article 8 . 2 . Notwithstanding t he rights granted herein, UH shall have the continuing right to take over the prosecution of UH's interests in any such litigation at UH's own expense and to join LICENSEE in any claim or suit for infringement of the PATENT RIGHTS or the misappropriation of UH TECHNICAL INFORMATION.

UNIVERSITY of HOUSTON | RESEARCH

8.3 **UH's Enforcement Rights** – If LICENSEE does not file suit within two months after a written request by UH to initiate an infringement or misappropriation action, then UH shall have the right, at its sole discretion and expense, to bring suit to enforce any PATENT RIGHTS licensed hereunder against the infringing activities, with UH retaining all recoveries from such enforcement. If UH pursues such infringement or misappropriation action, UH may, as part of the resolution of such efforts, grant non-exclusive license rights to the alleged infringer, even if LICENSEE is granted exclusive license rights under this Agreement.

8.4 **Cooperation between UH and LICENSEE** – In any infringement suit or dispute, the Parties agree to cooperate fully with each other. At the request of the Party bringing suit, the other party shall permit reasonable access after reasonable advance notice to all information relevant to the suit, including but not limited to relevant personnel, records, papers, information, samples, specimens, etc., during regular business hours. This provision shall not be construed to require either Party to undertake any activities, including legal discovery, at the request of any third party except as may be required by lawful process of a court of competent jurisdiction.

If it is necessary to name UH as a party in such action, the LICENSEE must first obtain UH's prior written permission. UH shall have reasonable prior input on choice of counsel on any matter where such counsel represents UH. LICENSEE and such counsel shall follow all required procedures of the Texas Attorney General regarding retention of counsel for state entities.

In any infringement or misappropriation suit, LICENSEE agrees to cooperate fully with UH. At the request of UH, LICENSEE shall permit reasonable access after reasonable advance notice to all information relevant to the suit, including personnel, records, papers, information, samples, specimens, etc., during regular business hours.

ARTICLE 9 - TERMINATION OF AGREEMENT

9.1 **Termination by Licensee** – LICENSEE may terminate this Agreement by providing UH 90 days advance written notice of intent to terminate and paying a termination fee of $0.

9.2 **Termination by UH** – UH may immediately terminate this Agreement, or any part of PATENT RIGHTS, or any part of UH TECHNICAL INFORMATION, or any part of FIELD OF USE, or any part of TERRITORY, or the exclusive nature of the license grant, upon delivery of written notice to LICENSEE of UH's decision to terminate if any of the following occur:

a. LICENSEE becomes in arrears in any payments due under this Agreement (including payments under Articles 4, 7, and 8 of this Agreement), and LICENSEE fails to make the required payment within 10 business days after delivery of written notice from UH; or

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b. LICENSEE is in breach of any non-payment provision of this Agreement, including but not limited to LICENSEE'S obligations under this Agreement to use commercially reasonable efforts under and meet the milestones set forth in Article 3, and LICENSEE does not cure such breach within 45 days after delivery of written notice from UH; or

c. UH delivers notice to LICENSEE of three or more actual breaches of this Agreement in any 12-month period, even in the event that LICENSEE cures such breaches in the allowed period; or

d. LICENSEE or its AFFILIATES or SUBLICENSEES initiates any proceeding or action to challenge the validity, enforceability, or scope of one or more of the PATENT RIGHTS, or assists a third party in pursuing such a proceeding or action.

9.3 **Other Conditions of Termination** – The Agreement will also terminate:

a. Immediately without the necessity of any action being taken by UH or LICENSEE, if (i) LICENSEE becomes bankrupt or insolvent, or (ii) LICENSEE's Board of Directors elects to liquidate its assets or dissolve its business, or (iii) LICENSEE ceases its business operations, or (iv) LICENSEE makes an assignment for the benefit of creditors, or (v) if the business or assets of LICENSEE are otherwise placed in the hands of a receiver, assignee or trustee, whether by voluntary act of LICENSEE or otherwise; or

b. At any time by mutual written agreement between LICENSEE and UH.

9.4 **Effect of Termination** – Upon termination of this Agreement:

a. For any reason, all sublicenses shall, at UH's option, be assigned to, and assumed by, UH. To the extent UH does not exercise such option for a particular sublicense, the rights and licenses of that SUBLICENSEE shall terminate, provided however, if the sublicense agreement covers the entire FIELD OF USE for all of the TERRITORY, and the SUBLICENSEE is in good standing and agrees in writing to assume all of the obligations of LICENSEE, and provides UH with written notice thereof within 30 days after termination of this Agreement, then such sublicense agreement shall survive; and

b. LICENSEE shall submit to UH a final report under Article 5 by the effective date of the termination; and

c. LICENSEE shall tender payment of all accrued royalties, fees, expenses, and recoveries due to UH under this Agreement, including such payments required under Articles 4, 7, and 8 of this Agreement, by the effective date of the termination; and

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L J r I DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 HOUSTON d. LICENSEE shall cease making, hav i ng made, distributing, having distributed, using, se l ling, offering for sale, leasing, loaning and importing any LICENSED PRODUCTS and LICENSED SERVICES, and usingand leasing any LICENSED PROCESSES, by the effective date of termination ; and e. Nothing in this Agreement wil l be construed to release either Party from any obligation that matured prior to the effective date of termination ; and f. T he provisions of Article 10 (Confidentiality), Article 8 (Infr i ngement and Litigat ion) , Article 12 (Representations and Disclaimers), Article 13 (Limit of Liability), Article 14 (Indemnification), Article 15 (Insurance), Article 18 (Use of Name) , Article 19 (Notices), and Article 20 (Genera l Provisions) will survive any termination or expiration of this Agreemen . t In addition, the provisions of Article 4 (Consideration and Royalties), Article 5 (Reporting), Article 6 (Payments, Records, and Audits), Article 7 (Domestic and Foreign Patent Filing and Maintenance), ahd Article 8 (Infringement and Litigation) shall survive with respect to a ll activities and payment obligations accruing prior to the termination or expiration of this Agreement . ARTICLE 10 - CONFIDENTIALITY 10 . 1 P r otection and M a rkin g - UH and LICENSEE each agree that all CONFIDENTIAL I NFORM ATI ON disclosed in tangible form, and marked "confidential" and forwarded to one ("RECEIVING PARTY " ) by the other ("DISCLOSING PARTY"), or if disclosed oral l y , is designated as confidential at the time of disclosure : ( i ) is to be held in strict confidence by the RECEIV I NG PARTY , (ii) is to be used by and under the authority of the RECEIVING PARTY only as authorized in this Agreement , and (iii) shall not be disclosed by the RECEIVING PARTY , its agents or employees without the prior written cons . ent of the DISCLOSING PARTY or as authorized in this Agreement . LICENSEE has the right to use and disclose CONFIDENTIAL I NFORM ATION of UH reasonably t n connection with the exercise of its rights under this Agreement, including without limitation disclosing to AFFILIATES, SUBLICENSEES , potential investors, acquirers, and o t hers on a need - to - know basis, if such CONFIDENTIAL INFORMATION is provided under a non - disclosure agreement that is no less restrictive than this Agreement . Each Party's obligation of confidence hereunder continues, w i t hout limitation, using at least the same degree of care with the disclosing Party's CONFIDENTIAL INFORMATION as i t uses to protect its own CONFIDENTIAL INFORMATION, but always with at least a reasonable degree o'f care . LICENSEE and UH both agree to ensure that their employees have access to CONFIDENTIAL I NFORM ATION only on a need - to - know basis and are obligated in writing to abide by the confidentiality obligations hereunder .

HOUSTON DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 2. Copyr ig h ts - The placement of a copyright notice on any CONFIDENTIAL INFORMATION shall not be construed to mean that such information has been published and will not release a RECEIVING PARTY from its obligation of confidentiality hereu n der . 3. Con fi denti a lity of Term s of Agr e ement - Each Party agrees not to disclose to any third part y t h e terms of this Agreement Without the prior written consent of the other Party hereto, except each Party may disclose the terms of th i s Agreement : (a) to a d visors,actual or potentia l SUBLICENSEES, acquirers or investors, and others on a needto know basis, 1 n each case, under confidentiality ob l igations no less restrictive than those in this Agreement ; and (b) to the extent necessary to comply with applicable l aws and court orders (including, without !imitation, the Texas Public Informatio n Act, as may be amended from time to time, other open records laws, decisions and rulings, an d securities laws, regulations and guidance) . If the Agreement does not cover all fields of use pertaining to the PATENT RIGHTS, then UH may disclose the FIELD OF USE to other potential third - party licensees . Notwithstanding the foregoing, the existence of this Agreement is not to be considered CONFIDENTIAL INFORMATION . 4. D is closure R e quir e d by Court O r de r or L a w - If the RECEIVING PARTY is required to disclose CONFIDE N TIAL INFORMATION of another Party hereto , or any terms of this Agreement, pursuant to the order or requirement of a court , a d minist rative agency, or other governmenta l body or applicable law, the RECEIVING PARTY may disclose such CONFIDENTIAL INFORMATION or terms to the extent required, provided that the RECEIVING PARTY shall use reasonable efforts to provide the DISCLOSING PARTY with reasonable advance notice thereof to enable the DISCLOSING PARTY to seek a protective order and otherwise seek to prevent such disclosure . To the extent that CONFIDENTIAL INFORMATION so disclosed does not become part of the public domain by virtue of such disclosure, it shall r emainCONFIDENTIAL INFORMATION protected pursuant to Article 10 . 5. Copie s - Each Party agrees not to copy or record any of the CONFIDENTIAL INFORMATION of the other Party , except as reasonably necessary to exercise its rights or perform its obligations under this Agreement , and for arch i val and legal purposes . 6. Continuing Obligation s - Subject to the exclus i ons listed , in Art i cle 10 . 7 , the Parties' confidentiality obligations under this Agreement will survive term i nation of this Agreement and will continue for a period of five years thereafter . 7. E x clu s ion s - Information shall not be considered CONFIDENTIA L INFORMATION of a disclosing Party under this Agreement to the extent that the RECEIVING PARTY can establish by competent written proof that such information : a. at the time of disclosure, is disclosed in a printed or online publication available to the interested public , is described In an issued pateht or published patent application

u DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 E HOUSTO N RC anywhere in the world, is otherwise in the public doma in at the time of disclosure, or subsequently, becomes similarly publicly known through no act or omission on the part of the RECEIVING PARTY, its employees, agents, successors or assigns ; or b. was already known to the RECE I VINGPARTY at the time of the disclosure by the DISCLOSING PARTY to the extent the RECEIVING PARTY can provide written records that are promptly disclosed to the DISCLOSING PARTY upon the RECEIVING PARTY'S receipt of such information, or subsequently, becomes known to or lawfully available to the RECEIVING PARTY through disclosure by a third party who has not received the information, directly or indirectly, from the DISCLOSING PARTY and is n ot under any ob li gation of confidentiality ; or c. has been or is intentionally disclosed to third parties by the D I SCLOSING PARTY without an express or implied obligation of confidence being imposed on such third parties ; d. was independ ently developed by or for the RECE IV ING PARTY by individuals witho u t use or access of the DISCLOSING PARTY'S CONF I DENTIALI N FORMATION . e. is required to be publicly disclosed without benefit of a protective order by order of United States governmental authority or a court of competent jurisdiction ; provided that the Party involved in such proceeding has fully complied with the provisions of Article 10 . 4 . ARTICLE 11 - EXPORT COMPLIANCE 11 . 1 LICENSEE shall comply with all applicable U . S . laws and regulations regarding export control . These U . S . laws and regulations include but are not limited to : (a) the Arms Export Control Act (AECA), (b) the lnternat r onalTraffic In Arms Regulations (ITAR), (c) the Export Administration Act (EAA), (d) the Export Administration Regulations (EAR), (e) the anti boycott laws of the 1977 Amendments to the EAA and the Ribicoff Amendment to the 1976 Tax Reform Act (TRA), and (f) the Foreign Corrupt Practices Act . T hese laws and regulations, among other things, prohibit or require a license for the export of cer tain types of technical data to certain specified count r ies . LICENSEE shall not, directly or indirectly, export (including any de emed export), nor re - export (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of applicable U . S . laws and regulations . LICENSEE will include a provision in its agreements substantially similar to this Article 11 , with its SUBLICENSEES and AFFILIATES requ ir ing that these parties comply with all applicable U . S . laws and regulations . LICENSEE shall be solely responsible for any violation of U . S . laws and regulations by LICENSEE, its AFFILIATES, or SUBLICENSEES . LICENSEE shall defend,

J r DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 HOUSTON indemnify and hold harmless UH for any legal action of any nature occasioned by a vio l at i on of these U . S . laws and regulations . ARTICLE 12 - REPRESENTATIONS AND DISCLAIMERS 1. Government Rights - LICENSEE understands that certain PATENT RIGHTS may have been developed under a funding agreement with the U . S . Government and, if so, that the U . S . Government may have certain rights relative thereto . This Agreement is made subject to the U . S . Government's rights under such agreement and under any applicable Government law or regulation . To the extent that there is a conflict between this Agreement and any s uch government agreement or s u ch applicable law or regulation, the terms of such U . S . Government agreement, or applicable l aw or regulation, shall control . LICENSEE agrees that, to the extent required by U . S . l aws and regulations , LICENSED PRODUCTS used or sold in the U . S . will bemanufactured substantially in the U . S . , unless a written waiver is obtained in advance from the U . S . Government . 2. UH Statements of Fact - Except for any right s , if any, of the Government as set forth in Article 12 . 1 , UH states that to the knowledge of UH's designated office for intellectual property management (i) UH is the owner or agent of the entire right, title, andinterest in and to the PATENT RIGHTS (other than the right, tit l e and inte rest of any joint owne r identified in Appendix A) , (ii) UH has the rightto grant licenses hereunder, and (iii) UH has not knowingly granted and will not knowingly grant licenses or other rights under the PATENT RIGHTS that are in conflict with the terms and conditions in this Agreement . 3. UH Disclaimers of W arranty - The PATENT RIGHTS, UH TECHNICAL INFORMATION, and any other information or technology provided by UH and used in the manufacture , use, or sale of LICENSED PRODUCTS, LICENSED PROCESSES and LICENSED SERVICES are provided on an "as is" basis . Except as specifically set forth in Article 12 . 2 , UH makes no representations or warranties of any kind, express or implied, i ncluding, without limitation, as to the LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES . By way of example but not of limitation, UH makes no represe ntations or warranties (i) of commercial utility, (ii) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (iii) that the use of the PATENT RIGHTS, UH TECHNICAL INFORMATION, LICENSED PRODUCTS, LICENS ED PROCESSES, or LICENSED SERVICES will not infringe any patent, copyright, trademark, or other proprietary or property rights of others, ( iv) of safety, (v) of efficacy, (vi) of appro vab il it y by regulatory authorities, (vii) of time and cost of development, (viii) of patentabi l it y, (ix) of breadth of the PATENT RIGHTS, (x) of validity of the PATENT RIGHTS, and (xi) as to w hethe r there are any patents now held, or which will be held, by others or by UH that might be required for use of the PATENT RIGHTS in the FIELD OF USE . Nothing in this agreement will be construed as conferring by implication, estoppel or otherwise any license or rights to any patents or technology of

UNIVERSITY of HOUSTON | RESEARCH

UH other than the PATENT RIGHTS, whether such patents are dominant or subordinate to the PATENT RIGHTS.

12.4 **LICENSEE Statements of Fact** - LICENSEE states that (a) LICENSEE has not been induced in any way by UH or its employees to enter into this Agreement; (b) LICENSEE has been given an opportunity to conduct sufficient due diligence with respect to all items and issues pertaining to this Article 12 (Representations and Disclaimers) and all other matters pertaining to this Agreement; (c) LICENSEE has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence, and (d) that LICENSEE accepts all risks inherent herein. LICENSEE states that it is a duly organized, validly existing entity of the form indicated in the preamble of this Agreement, and is in good standing under the laws of its jurisdiction of organization as indicated in the preamble of this Agreement, and has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder.

ARTICLE 13 - LIMIT OF LIABILITY

13.1 In no event shall UH, the University System it governs, its member institutions, inventors, regents, officers, employees agents or affiliated enterprises, be liable to LICENSEE or any third party for any indirect, special, consequential, incidental, exemplary, or punitive damages (including, without limitation, damages for loss of profits or revenue) arising out of or in connection with LICENSEE's performance under the Agreement, regardless of whether LICENSEE knows or should know of the possibility of such damages, including any claim arising from the use of the PATENT RIGHTS, UH TECHNICAL INFORMATION, LICENSED PRODUCTS, LICENSED PROCESSES, OR LICENSED SERVICES, or from the manufacture, use, or sale of the LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES. Other than claims against LICENSEE for indemnification (Article 14) or for misuse or misappropriation or infringement of UH's intellectual property rights, LICENSEE shall not be liable to UH for any indirect, special, consequential or punitive damages (including, without limitation, damages for loss of profits or revenue) arising out of or in connection with this Agreement or its subject matter regardless of whether LICENSEE knows or should have known of the possibility of such damages.

ARTICLE 14 - INDEMNIFICATION

14.1 Indemnification Obligation - LICENSEE shall indemnify, defend, and hold harmless UH and its current or former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, students, and agents and their respective successors, heirs, and assigns (together the "INDEMNITEES"), from and against any and all liability, damage, loss, claim, action, or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the

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INDEMNITEES or any one of them individually that results from or arises out of: (i) the development, use, manufacture, promotion, sale, or other disposition of any PATENT RIGHTS, UH TECHNICAL INFORMATION, LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES by LICENSEE, its assignees, SUBLICENSEES, AFFILIATES, VENDORS, or other third parties; (ii) breach by LICENSEE of any provision of this Agreement; and (iii) the enforcement by an INDEMNITEE of its rights under this section. Without limiting the foregoing, LICENSEE will defend, indemnify and hold harmless the INDEMNITEES from and against any liabilities resulting from:

a. **any claims, suits, actions, demands, or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product, process or service made, used, or sold pursuant to any right or license granted under this Agreement, including but not limited to the use by a third party of a LICENSED PRODUCT that was manufactured, sold, or otherwise disposed by LICENSEE, its assignees, SUBLICENSEES, AFFILIATES, Vendors, or other third parties.**

b. **any claim by a third party that the UH TECHNICAL INFORMATION or PATENT RIGHTS or the design, composition, manufacture, use, sale of other disposition of any LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES infringes or violates any patent, copyright, trademark, or other intellectual property rights of such third party.**

INITIAL CM

14.2 The INDEMNITEE shall promptly notify LICENSEE of any claim or action giving rise to Liabilities subject to the provisions of the foregoing Article 14.1. LICENSEE shall have the right to defend any such claim or action, at its cost and expense. LICENSEE shall, at its own expense, provide attorneys reasonably acceptable to UH to defend against any actions brought or filed against any INDEMNITEE with respect to the subject of indemnity contained in this Agreement, whether or not the actions are rightfully brought. LICENSEE shall not settle or compromise any such claim or action in a manner that imposes any restrictions or obligations on UH or grants any rights to the UH TECHNICAL INFORMATION, PATENT RIGHTS, LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES without UH's prior written consent. If LICENSEE fails or declines to assume the defense of any such claim or action within thirty (30) days after notice thereof, UH may assume the defense of such claim or action for the account and at the risk of LICENSEE, and any liabilities related thereto shall be conclusively deemed a liability of LICENSEE. LICENSEE shall pay promptly to the INDEMNITEE any Liabilities to which the foregoing INDEMNITEE relates, as incurred. The indemnification rights of UH or other INDEMNITEE contained

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ur 1v DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 HOUSTON A herein are in addition to all other rights which such INDEMNITEE may have at law or in equity or otherwise. ARTICLE 15 - INSURANCE 1. Insu r ance R e quirement s - Beginning at the time the LICENSED PRODUCT, LICENSED PROCESS, or LICENSED SERVICE is being commercially distributed, sold (other than to obtain regulatory approvals) 1 or used in clinical trials (as applicable) by LICENSEE, its AFFILIATES, SUBLICENSEES or agents of LICENSEE, LICENSEE shall, at its sole cost and expense, procure and maintain comprehensive general liability insurance in amounts not less than $ 1 , 000 , 000 per incident and $ 2 , 000 , 000 annual aggregate, naming the INDEMNITEES as additional insured and providing a waiver of subrogation in favor of the INDEMNITEES . UH may request an increase in the general l i abilit y insurance as LICENSEE's b u siness expands, which shall not be unreasonably withheld or d elayed . The comprehensive general liability insurance must provide (i) product liability coverage, (ii) broad form contractua l liability coverage for LICENSEE'S indemnification under this Agreement, and (iii} coverage for litigation costs . If LICENSEE elects to self - insure all or part of the limits described above (including deductibles or retention's which are in excess of $ 250 , 000 annual aggregate) the self - insurance program must be approved in writing by UH . The minimum amounts of insurance coverage required do not create a limit of LICE N SEES' liability with respect to its indemnification obligations under this Agreement . 2. Evidence of Insurance and Noti c e of Changes - Upon request of UH, LICENSEE shall provide UH with written evidence of insurance under Article 15 . 1 . Additionally, LICENSEE shall provide UH with written notice of at least 30 days prior to LICENSEE cancelling, not renewing, or material l y changing such insurance ; if LICENSEE does not obtain replacement insurance providing comparab l e coverage within the 30 - day period, UH may terminate this Agreement effective at the end of the 30 - day period without notice or any additional waiting period . 3. In s ur a nce Maintained B e yondExpir a t i on o r T e rminati o n of A g reemen t - LICENSEE shall main t ain comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any LICENSED PRODUCT, LICENSED PROCESS, or LICENSED SERVICE, is being commercially distributed, sold or used by LICE N SEE, its AFFILIATES, SUBLICENSEES, or agents of LICENSEE and (ii) a reasonable period after the period referred to in 15 . 3 (i) above, which in no event is less than 15 years . ARTICLE 1 6 - ASSIGNMENT 16 . 1 This Agreement may not be assigned by LICENSEE without the prior written consent of UH, which consent will not be unreasonably withheld . A merger or other transaction in

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which the equity holders of LICENSEE prior to such event hold less than a majority of the equity of the surviving or acquiring entity shall be considered an effective assignment of this Agreement under this section. For any permitted assignment to be effective, (a) LICENSEE must be in good standing under this Agreement, (b) the LICENSEE shall pay UH the assignment fee pursuant to Article 4.4, and (c) the assignee shall assume in writing (a copy of which shall be promptly provided to UH) all of LICENSEE's interests, rights, duties and obligations under this Agreement and agree to comply with all terms and conditions of this Agreement as if assignee were an original Party to this Agreement.

ARTICLE 17 - GOVERNMENTAL MARKINGS

17.1 **Patent Markings** – LICENSEE, its SUBLICENSEES, and its AFFILIATES shall comply with all United States and foreign laws with respect to patent marking of LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES. LICENSEE, its SUBLICENSEES, and its AFFLIATES shall legibly mark all LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES sold, used or otherwise offered by LICENSEE, its AFFILIATES, or its SUBLICENSEES with the number of any applicable patent(s) licensed hereunder as part of the PATENT RIGHTS in accordance with each country's patent marking laws, including Title 35, U.S. Code, to the extent reasonably practicable, including but not limited to marking the accompanying outer box, product insert, or other advertisements (e.g., brochures, web pages, etc.) for LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES accordingly.

17.2 **Governmental Approvals and Marketing of LICENSED PRODUCTS, LICENSED PROCESSES, and or LICENSED SERVICES** – LICENSEE shall be responsible for obtaining all necessary governmental approvals for the development, production, distribution, sale, performance, and use of any LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES at the LICENSEE's expense, including, without limitation, any safety studies. LICENSEE shall be responsible for any warning labels, packaging, and instructions as to the use and the quality control for any LICENSED PRODUCT, LICENSED PROCESS, or LICENSED SERVICE.

17.3 **Foreign Registration and Laws** – LICENSEE shall register this Agreement with any foreign governmental agency that requires such registration and LICENSEE will pay all costs and legal fees in connection with such registration. LICENSEE is responsible for compliance with all foreign laws affecting this Agreement or the sale or use of LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES to the extent there is no conflict with United States law, in which case United States law will control.

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HOUSTO N S ARC DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 UNI ARTICLE 18 - USE OF N A M E 18 . 1 LICENSEE shall not use, and LICENSEE sha ll not permit its SUBLICENSEES, or i ts AFFLIATES to use, the name, logos, trademarks, service marks, slogans (collectively UH MARKS) , and any adaptations of the UH MARKS), held by UH, or any UH board member , faculty, staff, or employee, without the prior written consent of UH . ARTICLE 1 9 - NOT I CE S 1 9 . 1 Any notice or other communication of the Parties required or permitted to be given or made under this Agreement will be in writing and will be deemed effective when sent in a manner that provides confirmation or acknowledgementof delivery and received at the address set for t h below (or as changed by written notice pursuant to this Article 19 ) . UH Contact LICENSEE Contact : Attn: Director, OTT! University of Houston Office of Technology Transfer and Innovation 4302 University Dr., Room 3 1 6 Houston, TX 77204 - 2015 oipm@central.uh.edu Attn: 0 \ 1 [Address Rare R e sourceR e c 't_ c/in g_ In c . dba REEcy c l e In c . 8310 Castleford Ste. Ste. 320 , Houston, TX, 77040 . Phone: '$>39, - 33 <? - 1 7 E - mail: rn - }oci> ('eecj e.inc.c.owi Fax: 1 9 . 2 Notices required under this Agreement may be de l i veredvia E - mail provided such notice is confirmed in writ i ng as indicated . Notices shall be provided to each Party as specified in the "Contact " address . Each Party shal l update the other Party in writing with any changes in such contact information . ARTICLE 20 - ADDITIONAL PROVISIONS 1. Bind i n g Effect - The Agreement, and the interests, rights, duties and obligations hereunder, are binding upon and inure to the benefit of the Parties hereto, their respective executors, administrators , heirs, permitted assigns, and permitted successors in interest . 2. Power a nd Authority ; Due Author i zation ; No Conflict ; Enforc e ability ; Binding Eff e ct - Each Party represents and warrants to the other Party that (i) such Party has the power and authority to execute, deliver and perform its obliga t ions under this Agreemen t , (ii) the execution, delivery and performance of this Agreement have been du l y a u thorized by such Party and does not and shall not conflict with any agreement or inst r ument to which it is bound, and (i i i) this Agreement constitutes the lega l , valid and binding ob l igation of such Party, enforceable against it in accordance with its terms .

u JVER DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 o HOUSTO N Cl 3. Construction of Agre e ment - Headings are included for convenience only and will not be used to construe this Agreement . The Parties acknowledge and agree that both Parties substantially participated in negotiating the provisions of this Agreement ; therefore, both Parties agree that any i : Jmbiguity in this Agreement shall not be construed more favorably toward one Party over the other, regardless of whi ch Party primarily drafted this Agreement . 4. Counterparts and Signatures - The Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument . A Party may evidence its execution and delivery of this Agreement by transmission of a signed copy of this Agreement via facsimile or e - mail . In such event, the Party shall promptly provide the original signature page(s) to the other Party . 5. Compliance with Laws - LICENSEE shall comply with all applicable federal, state and local laws and regulations, including without limitation, all export control laws pertaining to the development, testing, manufacture, marketing, sale, use, import or export of product(s), and pertaining to the performance of services . 6. Principal - Ag ent Relationship - Nothing herein sha l l be deemed to establish a relationship of principal and agent between UH and LICENSEE, nor any of their agents or employees for any purpose whatsoever. This Agreement shall not be construed as constituting UH and LICENSEE as partners, joint venturers , or as creating any other form of l egal association or arrangement which would impose liability upon one party for the act or failure to act of the other party. 7. Resolution of Disputes - With regard to any disputes arising out of or relating to this agreement and to the extent permitted by applicable law, each of the parties submit to the non - exclusive jurisdiction of any state or federa l court sitting in Houston, Ha rris County, Texas and agrees that all claims with respect to ah action or proceeding may be heard and determined in that court . The Parties also acknowledge that any dispute pertaining to this Agreement may be governed by Texas Government Code Section 2260 . 8. Governing Law - This agreement will be governed by, construed a nd enforced in accordance with the laws of the United States and the laws of the State of Texas (without regard to the conflicts or choice of law principles thereof) . 9. M odific a tion - Any modification of this Agreement will be effective only if it is in writing and signed by duly authorized representatives of both Parties . No modification will be made by email communications .

u DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 HOUSTON 10. Severability - Should acourt of competent jurisdiction later consider any provision of this Agreement to be invalid, illegal , or unenforceable, it will be considered severed from this Agreement . All other provisions, rights, and ob l igations co ntinue without regard to the severed provision, provided that the remaining provision s of this Agreement a r e the intention of the Parties . 11. Third Party Beneficiaries - Nothing in this Agreement, express or implied, is intended to confer any benefits, rights o r remedies on any entity, other than the Parties and their permitted successors and assigns . However, i f there is a joint owner of any PATENT RIGHTS identified in Appendix A (other than LICENSEE , ) then LICENSEE hereby agrees that the following provisions in this Agreement extend to the bene f it of the co - owner identified therein (excluding the LICENSEE to the extent it is a co - owner) as if such co owner was identified in each reference to UH : the retained rights under Article 2 . 2 (Reservation of Rights) ; Article 12 . 3 (UH Discla imers) ; Article 13 (Limitation of Liability) ; Article 14 (Indemnification) ; Arti . cle 15 . 1 (Insurance Requirements) ; Article 18 (Use of Name) ; and Article 20 . 12 (Sovereign Immunity , if applicable) . 12. Waiver - Neither Party will be de emed to have waived any of its rights under this Agreement unless the waiver is in writing and signed by such Party . No delay or omission of a Party in exercising or enforcing a right or remedy under this Agreement shall operate as a waiver thereof, and such Party shall have available al l r emediesprovided herein and at law and in equity . 13. UH' s Rights and Remedies are Cumulative - The rights and remedies provided to UH in this Agreement are cumulative in nature and shall be , i n addition to any such other rights and reme d ies available at law and in equity . 14. Sovereign Immunity - Nothing i n this Agreement shall be deemed or treated as any waiver of UH's sovereign immunity . 15. Enti re Agreement - The Agreement constitutes the entire Agreement between the Parties regard ing the subject matter hereof, and supersedes all prior written or verbal agreements, representations a nd understandings relative to such matters . ARTICLE 21 - No Other Promises and Agreements ; Repre s entation by Counsel 21 . 1 LICENSEE states that no promise or agreement which is not herein expressed has been made to LICENSEE in executing this Agreement except those explicit l y set forth herein, and that LICENSEE is not relying u p on any s t atement or representation of UH or its representatives . LICENSEE is relying on LICENSEE's own judgment and has had the opportunity to be represented by legal counsel . LICENSEE hereby states that LICENSEE u nd erstands and agrees to all terms and conditions set forth in this Agreement .

UN I /ERS T o HOUSTO N RESEARCH DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 ARTICLE 22 - Deadline for E x ecution by LICENSEE 22 . 1 If this Agreement is executed first by UH and is not executed by the LICENSEE and received by UH at the address and in the manner set forth in Article 19 within 30 days of the date of signature set forth under UH's signature below, then this Agreement shall be nul l and void and of no further effect . [Signatures on fo l lowi n g page]

UNIVERSITY of HOUSTON | RESEARCH

The Parties have executed this Agreement by their duly authorized representatives.

UNIVERSITY OF HOUSTON

____________________________ Date: 12/13/2021

Amr Elnashai, Ph.D.
Vice Chancellor and Vice President for Research and Technology Transfer

Rare Resource Recycling Inc. dba REEcycle Inc.

____________________________ Date: 12-10-21

By: Casey McNeil
CEO

Attachments to This Agreement: SEE ATTACHED APPENDICIES A, B, & C.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK

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UNIVER S T o t HOUSTO N ESEARC APPENDIX A The following comprfse PATENT RIGHTS: 1. Title of Invention : 1 1 SYSTEMS FOR RECOVERING RARE EARTH ELEMENTS" U . S . Patent N o . : 10 , 196 , 709 , / Issued Feb . 5 , 2019 . Inventors : J acobson et . al . , UHID 2013 - 009 2. Title of Invention : " PROCESS FOR T H E RECOVERY OF RARE EARTH M ETA L S FROM PERMANENT M AGNETS " , U . S . Patent No .: 10 , 577 , 677 , Issued Mar . 3 , 2020 , Inventors : J acobson et . al . , UHID 2015 - 061 . DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019

UNIVERSI DOR.OIPM.03 - License Agreement unlocked Form updated June 11, 2019 I of HOUSTON RESEARCH APPENDIX B SAM PL E ROYALTY REPORT Licensee name: Reporting period: Date of report: Royalty Reporting Form Net sales Allowab l e deductions Gross sales Invoiced price per unit No. units sold Product Product name Product name Product name Product name Total $ Total net sales Royalty rate $ Royalty due Tota l roy a l t y due:$ . _ Report prepared by: Title : Date : Email :

UNIVERSITY of HOUSTON | RESEARCH

APPENDIX C

SAMPLE PROGRESS REPORT TO UH

Licensee name: ______________________________

Report Date: ______________________________

Technology Title: ______________________________

Progress Report

- Date development plan initiated and time period covered by this report
- Development report
  - Activities, e.g., research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales, etc., completed since last report including the object and parameters of the development, when initiated, when completed and the results
  - Activities currently under investigations, i.e., ongoing activities including object and parameters of such activities, when initiated, and projected date of completion
- Future development activities
  - Activities to be undertaken before next report including, but not limited to, the type and object of any studies conducted and their projected starting and completion dates
  - Estimated total development time remaining before a product will be commercialized
- Changes to initial development plan
  - Reasons for change
  - Variables that may cause additional changes
- Items to be provided if applicable:
  - Information relating to product that has become publicly available, e.g., published articles, competing products, patents, etc.
  - Development work being performed by third parties other than Licensee to include name of third party, reasons for use of third party, planned future use of third parties including reasons why and type of work
  - Update of competitive information trends in industry, government compliance, and market plan
  - Certify Compliance with Articles 11.1

Report by: ______________________________

Title: ______________________________

Name: ______________________________

Email: ______________________________

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